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                                                                      Exh. 10.23

                                SECOND AMENDMENT

               SECOND AMENDMENT, dated as of April 30, 1997 (this "AMENDMENT"), to the Credit Agreement, dated as of October 8, 1996 (as amended by the First Amendment dated as of March 21, 1997 and as may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Astor Corporation, a Delaware corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS") and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                               W I T N E S S E T H

               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

               WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               1. DEFINED TERMS. (a) As used herein, terms defined in this Amendment or in the Credit Agreement are used herein as so defined.

               (b) There shall be added to subsection 1.1 of the Credit Agreement in the appropriate alphabetical order the following new defined term:

               " 'SECOND AMENDMENT': the Second Amendment, dated as of April 30, 1997, to this Agreement."

               2. AMENDMENT TO SUBSECTION 8.4. Subsection 8.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(b) thereof, (ii) deleting the period at the end of clause (c) and substituting in lieu thereof the following: "; and" and (iii) adding the following new clause
(d):

                    "(d)  in conjunction with the transactions contemplated by subsection 8.8(j), Rheochem, Inc. and Rheochem may be merged or consolidated with or into the Borrower."

               3. AMENDMENT TO SUBSECTION 8.7. Subsection 8.7 of the Credit Agreement is hereby amended by deleting the number "$5,000,000" in each place in which it appears and substituting in lieu thereof the number "$8,000,000".


               4.   AMENDMENT TO SUBSECTION 8.8(j).  Subsection 8.8(j)

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                                                                               2

of the Credit Agreement is hereby amended by (i) inserting a closed parenthetical immediately prior to the comma but after the other closed parenthetical in the sixth line thereof, (ii) deleting the closed parenthetical in the last line thereof and (iii) deleting the language immediately prior to the proviso and substituting in lieu thereof the following:

          "investments by the Borrower to purchase 100% of the Voting Stock of Rheochem, Inc. for an aggregate purchase price not to exceed $14,100,000 (subject to customary purchase price adjustments), in form and substance satisfactory to the Administrative Agent (the "RHEOCHEM ACQUISITION")"

               5. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lenders that:

               (a)  Each of its representations and warranties contained in
          Section 5 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; PROVIDED that the references to the Credit Agreement therein shall be deemed to include this Amendment; and

               (b) No Default or Event of Default has occurred and is continuing.

               6. CONDITIONS PRECEDENT. This Amendment shall be effective upon the satisfaction of the following conditions precedent:

               (a) The Administrative Agent shall have received this Amendment duly executed and delivered by the Borrower and each of the Lenders.

               (b) The Administrative Agent shall have received duly executed corporate resolutions of the Borrower authorizing this Amendment and the transactions contemplated hereby.

               (c) The reasonable costs and expenses of the Administrative Agent in connection with this Amendment, including without limitation, legal fees and expenses, shall have been paid by the Borrower.

               (d) The Rheochem Acquisition shall have been consummated in compliance with subsection 8.8(j) of the Credit Agreement as amended by this Amendment, including, without limitation, the receipt by the Administrative Agent of the certificate referred to therein.

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                                                                               3

               (e) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Gibson, Dunn & Crutcher, counsel to the Borrower, dated the date hereof and in form and substance satisfactory to the Administrative Agent, including, without limitation, opinions that the Rheochem Acquisition does not violate the terms of the Indenture dated as of October 8, 1996 among the Borrower, Astor Holdings II, as Guarantor, and State Street Bank and Trust Company, as Trustee (the "INDENTURE").

               7. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly stated herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

               8. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


               (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

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                                                                               4

               IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   ASTOR CORPORATION


                                   By:________________________________
                                   Name:
                                   Title:


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as
                                   a Lender


                                   By:________________________________
                                      Name:
                                      Title:


                                   BHF-BANK AKTIENGESELLSCHAFT


                                   By:________________________________
                                      Name:
                                      Title:


                                   By:________________________________
                                      Name:
                                      Title:


                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By:________________________________
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA


                                   By:________________________________
                                      Name:
                                      Title:

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                                                                               5

                                   HELLER FINANCIAL, INC.


                                   By:________________________________
                                      Name:
                                      Title:


                                   IBJ SCHRODER BANK & TRUST COMPANY


                                   By:________________________________
                                      Name:
                                      Title: